                                                                       EXHIBIT 9

                       TRUSTEE INDEMNIFICATION AGREEMENT
                       ---------------------------------


     In consideration of Louis Navellier ("Trustee"), acting as a trustee of The Navellier Performance Funds (the "Fund"), pursuant to a Declaration of Trust dated October 17, 1995, the Fund and Trustee agree as follows: Trustee will use his best efforts in performing his Trustee obligations, but in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of his obligations, Trustee shall not be liable to the Fund, or any of the Fund's investors, for any error of judgment or mistake of law or fact, for any act or omission by Trustee or for any losses sustained by the Fund, or the Fund's investors.

     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

     This Agreement may be amended from time to time by written agreement signed by all of the parties; provided, that such amendment shall be approved both by the vote of a majority of Trustees of the Fund, including a majority of Trustees who are not interested persons of the Trustee to this Agreement (other than as Trustees of the Fund) cast in person at a meeting called for that purpose, and by the holders of a majority (as defined in the Act) of the outstanding voting securities of the Fund to which this Agreement is applicable.

     This Agreement may be amended by agreement of the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct, or supplement any ambiguous, defective, or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal and/or state laws or regulations, but neither the Fund nor the Trustee shall be liable for failing to do so.

     In the event of any litigation or disagreement between the parties regarding the subject of this indemnification, the prevailing party shall, in addition to any other relief, be paid its reasonable attorneys' fees and costs as determined by the court or trier of fact hearing said dispute. The parties agree that any litigation arising out of this indemnification shall only be brought and heard and shall only be venued in a federal or state court in Reno, Nevada.

                                       THE NAVELLIER PERFORMANCE FUNDS


Dated as of October 17, 1995

                                       By: /s/ Jacques Delacroix
                                          ----------------------------
                                          Jacques Delacroix, Trustee

                                       By: /s/ Barry Sander
                                          ----------------------------
                                          Barry Sander, Trustee

                                       By: /s/ Joel Rossman
                                          ----------------------------
                                          Joel Rossman, Trustee

                                       By: /s/ Arnold Langsen
                                          ----------------------------
                                          Arnold Langsen, Trustee

ACCEPTED AND AGREED


By: /s/ Louis Navellier
   --------------------------
   Louis Navellier, Trustee

                       TRUSTEE INDEMNIFICATION AGREEMENT
                       ---------------------------------


     In consideration of Barry Sander ("Trustee"), acting as a trustee of The Navellier Performance Funds (the "Fund"), pursuant to a Declaration of Trust dated October 17, 1995, the Fund and Trustee agree as follows: Trustee will use his best efforts in performing his Trustee obligations, but in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of his obligations, Trustee shall not be liable to the Fund, or any of the Fund's investors, for any error of judgment or mistake of law or fact, for any act or omission by Trustee or for any losses sustained by the Fund, or the Fund's investors.

     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

     This Agreement may be amended from time to time by written agreement signed by all of the parties; provided, that such amendment shall be approved both by the vote of a majority of Trustees of the Fund, including a majority of Trustees who are not interested persons of the Trustee to this Agreement (other than as Trustees of the Fund) cast in person at a meeting called for that purpose, and by the holders of a majority (as defined in the Act) of the outstanding voting securities of the Fund to which this Agreement is applicable.

     This Agreement may be amended by agreement of the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct, or supplement any ambiguous, defective, or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal and/or state laws or regulations, but neither the Fund nor the Trustee shall be liable for failing to do so.

     In the event of any litigation or disagreement between the parties regarding the subject of this indemnification, the prevailing party shall, in addition to any other relief, be paid its reasonable attorneys' fees and costs as determined by the court or trier of fact hearing said dispute. The parties agree that any litigation arising out of this indemnification shall only be brought and heard and shall only be venued in a federal or state court in Reno, Nevada.

                                       THE NAVELLIER PERFORMANCE FUNDS


Dated as of October 17, 1995

                                       By: /s/ Louis Navellier
                                          ----------------------------
                                          Louis Navellier, Trustee

                                       By: /s/ Jacques Delacroix
                                          ----------------------------
                                          Jacques Delacroix, Trustee

                                       By: /s/ Barry Sander
                                          ----------------------------
                                          Barry Sander, Trustee

                                       By: /s/ Joel Rossman
                                          ----------------------------
                                          Joel Rossman, Trustee

ACCEPTED AND AGREED


By: /s/ Arnold Langsen
   ------------------------
   Arnold Langsen, Trustee

                       TRUSTEE INDEMNIFICATION AGREEMENT
                       ---------------------------------


     In consideration of Arnold Langsen ("Trustee"), acting as a trustee of The Navellier Performance Funds (the "Fund"), pursuant to a Declaration of Trust dated October 17, 1995, the Fund and Trustee agree as follows: Trustee will use his best efforts in performing his Trustee obligations, but in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of his obligations, Trustee shall not be liable to the Fund, or any of the Fund's investors, for any error of judgment or mistake of law or fact, for any act or omission by Trustee or for any losses sustained by the Fund, or the Fund's investors.

     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

     This Agreement may be amended from time to time by written agreement signed by all of the parties; provided, that such amendment shall be approved both by the vote of a majority of Trustees of the Fund, including a majority of Trustees who are not interested persons of the Trustee to this Agreement (other than as Trustees of the Fund) cast in person at a meeting called for that purpose, and by the holders of a majority (as defined in the Act) of the outstanding voting securities of the Fund to which this Agreement is applicable.

     This Agreement may be amended by agreement of the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct, or supplement any ambiguous, defective, or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal and/or state laws or regulations, but neither the Fund nor the Trustee shall be liable for failing to do so.

     In the event of any litigation or disagreement between the parties regarding the subject of this indemnification, the prevailing party shall, in addition to any other relief, be paid its reasonable attorneys' fees and costs as determined by the court or trier of fact hearing said dispute. The parties agree that any litigation arising out of this indemnification shall only be brought and heard and shall only be venued in a federal or state court in Reno, Nevada.

                                       THE NAVELLIER PERFORMANCE FUNDS


Dated as of October 17, 1995

                                       By: /s/ Louis Navellier
                                          ----------------------------
                                          Louis Navellier, Trustee

                                       By: /s/ Jacques Delacroix
                                          ----------------------------
                                          Jacques Delacroix, Trustee

                                       By: /s/ Barry Sander
                                          ----------------------------
                                          Barry Sander, Trustee

                                       By: /s/ Arnold Langson
                                          ----------------------------
                                          Arnold Langson, Trustee

ACCEPTED AND AGREED


By: /s/ Joel Rossman
   --------------------------
   Joel Rossman, Trustee

                       TRUSTEE INDEMNIFICATION AGREEMENT
                       ---------------------------------


     In consideration of Joel Rossman ("Trustee"), acting as a trustee of The Navellier Performance Funds (the "Fund"), pursuant to a Declaration of Trust dated October 17, 1995, the Fund and Trustee agree as follows: Trustee will use his best efforts in performing his Trustee obligations, but in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of his obligations, Trustee shall not be liable to the Fund, or any of the Fund's investors, for any error of judgment or mistake of law or fact, for any act or omission by Trustee or for any losses sustained by the Fund, or the Fund's investors.

     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

     This Agreement may be amended from time to time by written agreement signed by all of the parties; provided, that such amendment shall be approved both by the vote of a majority of Trustees of the Fund, including a majority of Trustees who are not interested persons of the Trustee to this Agreement (other than as Trustees of the Fund) cast in person at a meeting called for that purpose, and by the holders of a majority (as defined in the Act) of the outstanding voting securities of the Fund to which this Agreement is applicable.

     This Agreement may be amended by agreement of the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct, or supplement any ambiguous, defective, or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal and/or state laws or regulations, but neither the Fund nor the Trustee shall be liable for failing to do so.

     In the event of any litigation or disagreement between the parties regarding the subject of this indemnification, the prevailing party shall, in addition to any other relief, be paid its reasonable attorneys' fees and costs as determined by the court or trier of fact hearing said dispute. The parties agree that any litigation arising out of this indemnification shall only be brought and heard and shall only be venued in a federal or state court in Reno, Nevada.

                                       THE NAVELLIER PERFORMANCE FUNDS


Dated as of October 17, 1995

                                       By: /s/ Louis Navellier
                                          ----------------------------
                                          Louis Navellier, Trustee

                                       By: /s/ Jacques Delacroix
                                          ----------------------------
                                          Jacques Delacroix, Trustee

                                       By: /s/ Joel Rossman
                                          ----------------------------
                                          Joel Rossman, Trustee

                                       By: /s/ Arnold Langson
                                          ----------------------------
                                          Arnold Langson, Trustee

ACCEPTED AND AGREED


By: /s/ Barry Sander
   --------------------------
   Barry Sander, Trustee

                       TRUSTEE INDEMNIFICATION AGREEMENT
                       ---------------------------------


     In consideration of Jacques Delacroix ("Trustee"), acting as a trustee of The Navellier Performance Funds (the "Fund"), pursuant to a Declaration of Trust dated October 17, 1995, the Fund and Trustee agree as follows: Trustee will use his best efforts in performing his Trustee obligations, but in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of his obligations, Trustee shall not be liable to the Fund, or any of the Fund's investors, for any error of judgment or mistake of law or fact, for any act or omission by Trustee or for any losses sustained by the Fund, or the Fund's investors.

     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

     This Agreement may be amended from time to time by written agreement signed by all of the parties; provided, that such amendment shall be approved both by the vote of a majority of Trustees of the Fund, including a majority of Trustees who are not interested persons of the Trustee to this Agreement (other than as Trustees of the Fund) cast in person at a meeting called for that purpose, and by the holders of a majority (as defined in the Act) of the outstanding voting securities of the Fund to which this Agreement is applicable.

     This Agreement may be amended by agreement of the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct, or supplement any ambiguous, defective, or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal and/or state laws or regulations, but neither the Fund nor the Trustee shall be liable for failing to do so.

     In the event of any litigation or disagreement between the parties regarding the subject of this indemnification, the prevailing party shall, in addition to any other relief, be paid its reasonable attorneys' fees and costs as determined by the court or trier of fact hearing said dispute. The parties agree that any litigation arising out of this indemnification shall only be brought and heard and shall only be venued in a federal or state court in Reno, Nevada.

                                       THE NAVELLIER PERFORMANCE FUNDS


Dated as of October 17, 1995

                                       By: /s/ Louis Navellier
                                          ----------------------------
                                          Louis Navellier, Trustee

                                       By: /s/ Barry Sander
                                          ----------------------------
                                          Barry Sander, Trustee

                                       By: /s/ Joel Rossman
                                          ----------------------------
                                          Joel Rossman, Trustee

                                       By: /s/ Arnold Langsen
                                          ----------------------------
                                          Arnold Langsen, Trustee

ACCEPTED AND AGREED


By: /s/ Jacques Delacroix
   --------------------------
   Jacques Delacroix, Trustee